UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 24, 2009
Date of Report (Date of earliest event reported)

TAPIMMUNE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27239	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bellevue Way NE, Suite 400, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

(425) 462-2556
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item	Description
5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
9.01	Financial Statements and Exhibits.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.05        Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 24, 2009, the Board of Directors of TapImmune, Inc. (the "Company") adopted a Code of Conduct for the Company.

A copy of the Company's Code of Conduct is attached as Exhibit 14.1 hereto and is also posted on Company's website at http:// www.tapimmune.com.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)        Pro forma Financial Information.

Not applicable.

(c)        Shell Company Transaction.

Not applicable.

(d)        Exhibits.

Submitted herewith:
Exhibit No.	Description
14.1	Code of Conduct.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TAPIMMUNE, INC.
DATE: November 30, 2009.	By: /s/ "Denis Corin" Name: Denis Corin Position: President & Chief Executive Officer

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